                                                                   EXHIBIT 10.42
                                FOURTH AMENDMENT
                                       TO
                      SUBSCRIBER BILLING SERVICE AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                        TCI CABLE MANAGEMENT CORPORATION


     This Fourth Amendment ("Amendment") is executed this 29th day of March, 1996, and is made by and between CSG Systems, Inc., formerly known as Cable Services Group, Inc., successor in interest to First Data Resources, Inc. ("CSG") and TCI Cable Management Corporation ("Buyer"). CSG and Buyer entered into a certain Subscriber Billing Service Agreement dated April 29, 1992, as amended by an Amendment to Subscriber Billing Service Agreement dated April 8, 1994, a Second Amendment regarding ESP for Primestar dated March 6, 1996, and a Third Amendment dated March 1, 1996 (collectively, "the Agreement"), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the agreement shall continue in full force and effect according to their terms.

     IN CONSIDERATION of the promises set forth herein, CSG and Buyer agree as follows:

     1. In addition to the Cable System Locations currently receiving the CSG Services, the Agreement is hereby amended to add the following Cable System Location:

          System Location                Estimated Conversion Date    Estimated number of subscribers
          ---------------------------    -------------------------    -------------------------------
          South San Francisco            July 1, 1996                              19,000
          Burlingame, CA                 July 1, 1996                               8,500

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day first stated above.

TCI CABLE MANAGEMENT CORPORATION          CSG SYSTEMS, INC.


By: /s/ Jim Workman                       By:  /s/ George F. Haddix
   -----------------------------------       --------------------------------

Title:  Director, Billing Services        Title:   President
      --------------------------------          -----------------------------